                               PURCHASE AGREEMENT

         This PURCHASE AGREEMENT (this "Agreement"), dated as of January __, 2002, is entered into by and between Wire One Technologies, Inc., a Delaware corporation (the "Company"), and each of the purchasers whose names are set forth on Exhibit A hereto (individually, a "Purchaser" and collectively, the "Purchasers"), for the purchase and sale of shares of the Company's common stock, par value $.0001 per share (the "Common Stock"), in the manner, and upon the terms, provisions and conditions set forth in this Agreement.

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Purchasers and Purchasers shall purchase shares of Common Stock and warrants to purchase shares of Common Stock (the "Warrants") as set forth on Exhibit A hereto; and

         WHEREAS, such purchase and sale will be registered under the United States Securities Act of 1933, as amended (the "Securities Act"), pursuant to the Registration Statement (as defined in Section 4 hereof).

         NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged by the parties, the Company and the Purchasers hereby agree as follows:

         1. This Agreement relates to the purchase by the Purchasers of such number of shares of Common Stock (the "Shares"), at a price per share of $6.25, and Warrants to purchase such number of shares of Common Stock equal to 25% of the amount of Shares purchased by the Purchasers (the "Warrant Shares," together with the Shares and the Warrants, the "Securities") for an aggregate purchase price of $20,000,000.

         2. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware. The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue and sell the Securities in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action. This Agreement has been duly executed and delivered on behalf of the Company by a duly authorized officer.

         3. The Securities to be issued under this Agreement have been duly authorized by all necessary corporate action and, when paid for and issued in accordance with the terms hereof, the Shares shall be validly issued and outstanding, fully paid and nonassessable, and the Purchasers shall be entitled to all rights accorded to a holder of the Common Stock.

         4. The Company represents and warrants that (a) the Shares issued and the Warrant Shares to be issued upon exercise of the Warrants by the Company to the Purchasers have been registered under the Securities Act, pursuant to a registration statement on Form S-3, Commission File Number 333-69430 (the "Registration Statement"); and (b) the Company has filed a prospectus supplement to the Registration Statement (the "Prospectus Supplement") in connection with the transaction contemplated by this Agreement.

         5. The Company shall promptly take all action necessary on its part to list the Shares for trading on the Nasdaq National Market.

         6. The Company will continue to take all action necessary to continue the listing or trading of its Common Stock on the Nasdaq National Market or any relevant market or system, if applicable, and will comply in all material respects with the Company's reporting, listing (including, without limitation, the listing of the Shares purchased by the Purchasers) or other obligations under the rules of the Nasdaq National Market or any relevant market or system.

         7. This Agreement shall be governed and construed in accordance with the substantive laws of the State of New York without giving effect to the conflicts of law principles thereunder.

         8. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by all of the parties.

         9. This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.


                               WIRE ONE TECHNOLOGIES, INC.



                               By:_____________________________________
                                    Name:
                                    Title:






                               By:_____________________________________
                                    Name:
                                    Title:



                               By:_____________________________________
                                    Name:
                                    Title:



                               By:_____________________________________
                                    Name:
                                    Title:

                                    EXHIBIT A
           PURCHASERS / NUMBER OF SHARES OF COMMON STOCK AND WARRANTS